SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: March 6, 2002
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



         MINNESOTA                       000-19621             41-1454591
---------------------------------   -------------------   ----------------------
(State or other jurisdiction of         Commission          (I.R.S. Employer
incorporation or organization)           File No.          Identification No.)


         7400 EXCELSIOR BOULEVARD
         MINNEAPOLIS, MN                                        55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.           Other Events.

         On March 5, 2002, Appliance Recycling Centers of America, Inc. issued a press release announcing its 2001 operating results. The Company reported record revenues of $43,810,000 and net income of $2,646,000 or $.86 per diluted share for its year ended December 29, 2001. A copy of the press release is attached as an exhibit to this filing on Form 8-K.


Item 7 (c).       Exhibits.

99 Press Release dated March 5, 2002, announcing its 2001 operating results.


Date: March 6, 2002                     /s/ Linda Koenig
                                        ----------------------------------------
                                        Linda Koenig, Controller